Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Christine Chambers, certify that:
1.I have reviewed this annual report on Form 10-K, as amended by this Amendment No. 1 on Form 10-K/A, of RealNetworks, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 2, 2022

/s/ Christine Chambers
Christine Chambers
Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)